SECURITIES ACT FILE NO. 333-85892



                         BACAP OPPORTUNITY STRATEGY, LLC

                                JANUARY 3, 2003

                  SUPPLEMENT TO PROSPECTUS DATED JULY 30, 2002

1. The last paragraph on page i of the Prospectus is deleted and replaced with the following paragraph:

               BACAP Distributors, LLC (the "Distributor") acts as the distributor of Interests on a best efforts basis, subject to various conditions. Interests are being offered through the Distributor and other brokers, dealers and other financial institutions that enter into selling agreements with the Distributor. Interests will be sold only to investors that meet all requirements to invest in the Fund. See "Investor Qualifications." The Fund's investment adviser intends to make payments from its own resources to the Distributor and brokers, dealers and other financial institutions that sell Interests to compensate them for their selling efforts and ongoing investor and account maintenance services provided to their customers, the aggregate amount of which will be subject to applicable limitations in the case of payments made to the Distributor and other brokers and dealers that are members of the National Association of Securities Dealers, Inc. (See "Distribution Arrangements.")


                                           -----------------------
                                           BACAP Distributors, LLC

2. The following paragraphs replace the section entitled "SUMMARY OF FUND EXPENSES" on page 10 of the Prospectus:

          The following table illustrates the expenses, fees and performance-based allocations that the Fund expects to incur and that investors can expect to bear.

Investor Transaction Expenses
     Maximum Sales Load (as a percentage of offering price)..............None

Annual Expenses (as a percentage of net assets attributable to Interests)
     Management Fee.....................................................1.00%
     Other Expenses.....................................................1.46%(1)
     Total Annual Expenses
     (excluding Incentive Allocation)...................................2.46%(2)


     Incentive Allocation..............................................20.00%(3)
       (as a percentage of net profits)

     (1) "Other Expenses," as shown above, is an estimate. This estimate assumes that the Fund's average net assets are $75 million and it includes all expected ordinary operating expenses (other than the Management Fee) and estimated stock loan fees and other charges of the Fund's prime broker. "Other Expenses" also includes organization expenses which will be borne by investors solely during the first twelve months of the Fund's operations (currently estimated at 0.30%). Other Expenses (assuming average net assets of $75 million ) are estimated at 1.16%, for subsequent periods, excluding amounts that may be recovered by the Adviser under the Expense Limitation Agreement described in footnote 2 below. To the extent that the Fund's average net assets are substantially less than $75 million, "Other Expenses" will be significantly higher than estimated above. See "Management of the Fund -- Fund Expenses."

     (2) The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement"). Pursuant to the terms of the Expense Limitation Agreement, the Adviser will waive its fees or pay or absorb the ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses of the Fund to 2.30% per annum of the Fund's average net assets (the "Expense Limitation"). Ordinary operating expenses do not include organization expenses, interest, taxes, brokerage, the Incentive Allocation (defined below), and extraordinary expenses. In consideration for the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which the expense was incurred, and will reimburse the Adviser such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses for any year to exceed the Expense Limitation in effect at the time. The Expense Limitation Agreement will remain in effect until the Adviser (or an affiliate of the Adviser) no longer provides investment advisory services to the Fund or until terminated by the Adviser or the Fund.

     (3) The Adviser is entitled to receive out of the net profits allocable to each Member a performance-based allocation of 20% of the net profits, if any, that otherwise would have been credited to the capital account of each Member (the "Incentive Allocation"). The Incentive Allocation will be debited from each Member's capital account and credited to a capital account maintained solely for this purpose (the "Special Advisory Account"), and generally will be made as of the end of each calendar year (commencing December 31, 2002) and upon the repurchase of the Member's Interest (or any portion thereof). The Incentive Allocation will be made only with respect to net profits allocable to a Member that exceed any balance in the Member's Loss Recovery Account. See "Management of the Fund--Incentive Allocation."

          The purpose of the table above is to assist prospective investors in understanding the various costs, expenses and performance-based allocations investors in the Fund will bear directly or indirectly. "Other Expenses," as shown above, is an estimate, assuming Fund average net assets of $75 million. If average net assets are less than $75 million, "Other Expenses" will be higher than estimated above. For a more complete description of the various costs, expenses and performance-based allocations of the Fund, see "Management of the Fund."

                                                  Example 1

                                 1 Year      3 Years       5 Years      10 Years
                                 ------      --------      -------      --------
An investor would pay the
following expenses on a           $31          $91         $154          $326
$1,000 investment(including
the Incentive Allocation),
assuming a 5% annual return:

                                                  Example 2

                                 1 Year      3 Years       5 Years      10 Years
                                 ------      --------      -------      --------
An investor would pay the
following expenses on a          $3,111       $9,070       $15,356      $32,616
$100,000 investment
(including the Incentive
Allocation), assuming a 5%
annual return:



The examples are based on the annual expenses and Incentive Allocation set forth above and assume that the Expense Limitation Agreement remains in effect. The examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund's actual rate of return may be greater or less than the hypothetical 5% return assumed in the examples. If the Fund's actual rate of annual return exceeds 5%, the dollar amounts of expenses (which for purposes of the examples are assumed to include the Incentive Allocation) could be significantly higher because of the Incentive Allocation.


3. The first paragraph on page 25 of the Prospectus is deleted and replaced with the following paragraph:


               The Fund's organization expenses will be borne by the Fund and are estimated at $223,000. In addition, the Fund will bear certain offering costs, estimated at $159,000, associated with the initial offering of Interests, which will be charged directly to capital upon the initial sale of Interests. Before a change to the guidelines issued by the American Institute of Certified Public Accountants applicable to the Fund, the Fund would have been able to amortize its organization expenses over a 60-month period. Because of that change, however, the organization expenses now must be expensed as incurred. In order to achieve a more equitable distribution of the impact of organization and initial offering expenses among Members, an initial allocation of these expenses will be made as of the first date on which capital contributions of Members are made. These allocations will thereafter be adjusted as of each date during the one year period following commencement of the Fund's operations that additional capital is contributed to the Fund by Members. This procedure generally will result in a final allocation of the Fund's organization and initial offering expenses among Members based on the percentage that a Member's contributed capital to the Fund bears to the total capital contributed to the Fund through September 30, 2003. Offering costs cannot be deducted by the Fund or Members for tax purposes.